FORM OF
MORTGAGE

THIS MORTGAGE, dated on this 25th day of August, 2008, by and between CONSOLIDATION SERVICES, INC., a Delaware corporation, of  2756  North Green Valley Parkway, Suite 225, Henderson, Nevada 89104, hereinafter referred to as “Mortgagor”, and LARRY BRUCE HERALD, of Route 1, Box 138, Booneville, Kentucky 41314, hereinafter referred to as “Mortgagee”;

WHEREAS, CONSOLIDATION SERVICES, INC., is justly indebted to LARRY BRUCE HERALD, Mortgagee, in the sum of Five Hundred Thousand ($500,00.00) dollars, which indebtedness is evidenced by the Mortgagors’ negotiable promissory note of even date, and for the purpose of securing the payment of said sum, hereby grant, mortgage, and convey unto the said Mortgagee those Nine (9) certain tracts or parcels of land more fully described in Exhibit “A” which is attached hereto and incorporated herein by reference.

The Mortgagor shall promptly pay the principal of the indebtedness evidenced by the promissory note at the times and in manner therein provided.  In the event the Mortgagor should fail to make the payment set forth in the promissory note, or should fail to fulfill covenants and agreements herein contained, or should file a petition in bankruptcy or should have an involuntary petition in bankruptcy filed against it, or should make an assignment for the benefit of creditors, then the Mortgagee may immediately declare the entire unpaid balance of the promissory note secured hereby immediately due and payable and proceed to enforce the collection of same without further notice or demand, to the extent allowed by applicable law, and may enforce this Mortgage by judicial proceeding.

Mortgagor agrees to assume the risk of loss and hold Mortgagee harmless from any and all liability in connection with said property.

In the event any proceeding shall be instituted to condemn the mortgaged property, or any part thereof, and take the same for public use under the power of eminent domain or to enforce any lien upon or interest in the mortgaged property, Mortgagee may, without notice, at his option, declare the entire unpaid balance of the promissory note immediately due and payable and proceed to enforce the collection of the same.  Mortgagor hereby waives all rights of valuation and appraisement laws.

The Mortgagor shall keep the mortgaged property in good order and condition, reasonable wear and tear excepted, and will not commit or permit any waste of the mortgaged property.  The Mortgagor agrees that during the term of this mortgage that it will not remove any trees, timber or minerals, disturb the property in any way, or otherwise perform any act which would diminish the fair market value of the property.  However, the foregoing notwithstanding, the Mortgagor, and/or its agents, servants and employees shall be allowed to core drill to determine any coal reserves located upon or within said property.  The Mortgagor agrees that it will not explore for oil and/or gas reserves upon or within the said property during the term of this mortgage.

This mortgage shall be binding upon and inure to the benefit of the respective heirs, successors, and assigns of the parties hereto.

TO HAVE AND TO HOLD the said property unto the said Larry Bruce Herald, his heirs and assigns forever; PROVIDED, HOWEVER, that if the aforesaid Consolidation Services, Inc. pays to Larry Bruce Herald the total sum of Five Hundred Thousand ($500,000.00) dollars on or before the 15th day of October, 2008, then this mortgage and such other writings as may exist as evidence of said indebtedness shall be null and void and the Mortgagee shall immediately release the said mortgage.

IN TESTIMONY WHEREOF, witness its signature, the day and date first herein appearing.

CONSOLIDATION SERVICES, INC.

By: ______________________________
      JOHNNY R. THOMAS, PRESIDENT

ATTEST:

___________________________________
SECRETARY

STATE OF NEVADA
COUNTY OF ________________________

On this _____ day of August, 2008, personally appeared before me, a Notary Public, JOHNNY R. THOMAS, President of CONSOLIDATION SERVICES, INC., a Delaware Corporation, who acknowledged that he executed the above mortgage to LARRY BRUCE HERALD, and said mortgage was attested by HELEN H. THOMAS, Secretary of said corporation.

Given under my hand this _____ day of August, 2008.

_____________________________________
NOTARY PUBLIC

(Seal)                                                                My commission expires _____________

THIS INSTRUMENT PREPARED BY:
     Darrell A. Herald
     Attorney at Law
     Jackson, Kentucky   41339

________________________________________

STATE OF KENTUCKY
COUNTY OF OWSLEY

I, Sid Gabbard, Clerk of the aforesaid County Court, certify that the foregoing Mortgage was, on the _____ day of ___________________, 2008, lodged for record; whereupon the same, with the foregoing and this certificate have been duly recorded in my said office in Mortgage Book No. _____, at page no. ______.

Witness my hand this _____ day of ________________________, 2008.

SID GABBARD

BY:______________________________D.C.